Exhibit 4.25

(English Translation)

Amended and Restated Equity Pledge Agreement 3

This Amended and Restated Equity Pledge Agreement (this “Agreement”), dated January 20, 2015 is made in Beijing by and between:

Pledgee:

Party A: Baidu Online Network Technology (Beijing) Co., Ltd.

Address: Baidu Campus, No. 10 Shangdi 10th Street, Haidian District, Beijing

Pledgor:

Party B: Yazhu Zhang

Address:

WHEREAS:

1.	Party A is a wholly foreign-owned enterprise registered in Beijing, the People’s Republic of China (the “PRC”).

2.	Party B is a citizen of the PRC and owns 20% of the equity interest in Beijing Perusal Technology Co., Ltd., a limited liability company registered in Beijing, PRC (“Beijing Perusal”).

3.

Party A and Party B entered into the Amended and Restated Loan Agreement on January 20, 2015, pursuant to which Party A made a loan in an amount of RMB204,000,000 (the “Loan”) to Party B (the “Loan Arrangement”). The amount of Party B’s debt obligation is RMB204,000,000.

4.

Party A and Beijing Perusal entered into the Exclusive Technology Consulting and Service Agreement (the “Service Agreement”) on June 23, 2006. The term of the Service Agreement is 10 years. Pursuant to the Service Agreement, Beijing Perusal shall pay Party A consulting and service fees (the “Fees”) for the technology consulting and services provided by Party A.

5.

In order to ensure that Party B will perform the obligations under the Loan Agreement and Party A can collect the Fees from Beijing Perusal which is held by Party B, Party B agrees to pledge all the equity interest in Beijing Perusal as security for the Loan and the Fees. Therefore, Party A (the “Pledgee”) and Party B (the “Pledgor”) intend to enter into this Agreement to specify their rights and obligations.

NOW THEREFORE, through friendly negotiation, the Pledgee and the Pledgor agree as follows:

1.	Definitions:

Unless otherwise provided in this Agreement, the following terms shall have the following meanings:

1.1	“Pledge” shall have the meaning specified in Section 2 of this Agreement.

1.2	“Equity Interest”: refers to all of the equity interest in Beijing Perusal legally held by the Pledgor.

1.3	“Rate of Pledge”: refers to the ratio between the value of the Pledge under this Agreement and the total amount of the Loan and the Fees.

1.4	“Term of Pledge”: refers to the period specified in Section 3.2 of this Agreement.

1.5	“Principal Agreements”: refers to the Service Agreement and the agreements under the Loan Arrangement.

1.6	“Event of Default”: refers to any event listed in Section 7.1 of this Agreement.

1.7	“Notice of Default”: refers to the notice of default issued by the Pledgee in accordance with this Agreement.

2.	Pledge

The Pledgor agrees to pledge the Equity Interest in Beijing Perusal to the Pledgee as security for (i) the obligations under the Loan Arrangement; and (ii) the obligations of Beijing Perusal under the Service Agreement. “Pledge” refers to the right of the Pledgee to be entitled to priority in receiving payment in the form of the Equity Interest based on the conversion value thereof, or from the proceeds from the auction or sale of the Equity Interest pledged by the Pledgor to the Pledgee.

3.	Rate of Pledge and Term of Pledge

3.1	Rate of Pledge

The rate of the Pledge shall be approximately 100%.

3.2	Term of Pledge

3.2.1

The Pledge shall take effect as of the date when the pledge of the Equity Interest is recorded in the register of shareholders of Beijing Perusal and registered with the competent industrial and commercial authorities, and shall remain in effect until two (2) years after the obligations under the Principal Agreements have been fulfilled.

3.2.2

During the Term of Pledge, the Pledgee shall be entitled to dispose of the pledged assets in accordance with this Agreement in the event that Pledgor do not perform the obligation under the Loan Arrangement or Beijing Perusal fails to pay the Fees under the Service Agreement.

4.	Physical Possession Of Pledge Documents

4.1

During the Term of Pledge under this Agreement, the Pledgor shall deliver the physical possession of the certificate of capital contribution and the register of shareholders of Beijing Perusal to the Pledgee within one (1) week after the date of this Agreement.

4.2	The Pledgee shall be entitled to collect the dividends for the Equity Interest.

4.3	The Pledge under this Agreement will be recorded in the register of shareholders of Beijing Perusal (see Appendix I).

5.	Representation and Warranty of the Pledgor

5.1	The Pledgor is the legal owner of the Equity Interest pledged. The Pledge has been duly approved by the shareholders’ resolutions (see Appendix II).

5.2	The Pledgor did not pledge the Equity Interest and the Equity Interest is not encumbered to any other person except for the Pledgee.

6.	Undertaking of the Pledgor

6.1	During the effective term of this Agreement, the Pledgor undertakes to the Pledgee for its benefit that the Pledgor shall:

6.1.1	Not transfer the Equity Interest, create or permit to create any pledges which may have an adverse effect on the rights or benefits of the Pledgee without prior written consent from the Pledgee;

6.1.2

Comply with and implement laws and regulations with respect to the pledge of rights; present to the Pledgee the notices, orders or suggestions with respect to the Pledge issued or made by the competent authority within five (5) days upon receiving such notices, orders or suggestions; and comply with such notices, orders or suggestions; or object to the foregoing matters at the reasonable request of the Pledgee or with consent from the Pledgee;

6.1.3

Timely notify the Pledgee of any events or any received notices which may affect the Pledgor’s Equity Interest or any part of the Pledgor’s right, and any events or any received notices which may change the Pledgor’s any warranty and obligation under this Agreement or affect the Pledgor’s performance of the obligations under this Agreement.

6.2

The Pledgor agrees that the Pledgee’s right to the Pledge under this Agreement shall not be suspended or inhibited by any legal procedure launched by the Pledgor or any successors of the Pledgor or any person authorized by the Pledgor or any such other person.

6.3

The Pledgor undertakes to the Pledgee that in order to protect or perfect the security for the payment of the Loan and the Fees, the Pledgor shall execute in good faith and cause other parties who have interests in the Pledge to execute all the title certificates, contracts, and perform actions and cause other parties who have interests to take action, as required by the Pledgee, and facilitate the Pledgee to exercise its rights under this Agreement.

6.4

The Pledgor undertakes to the Pledgee to execute all amendment documents (if applicable and necessary) in connection to the certificate of the Equity Interest with the Pledgee or its designated person (natural person or a legal entity), and provide the notice, order and decision to the Pledgee within reasonable time if the Pledgee considers necessary.

6.5

The Pledgor undertakes to the Pledgee to comply with and perform all the guarantees, covenants, warranties, representations and conditions for the benefits of the Pledgee. The Pledgor shall compensate all the losses suffered by the Pledgee for the reasons that the Pledgor does not perform or fully perform such guarantees, covenants, warranties, representations and conditions.

6.6

During the term of this agreement, in order to preserve and increase the value of the pledged Equity Interest, the Pledgor shall refrain from any act or omission that may negatively affect the value of the pledged Equity Interest. If any events that may negatively affect the value of the pledged Equity Interest or the Pledgor’s obligation under this Agreement occurs, the Pledgor shall notify the Pledgee immediately, and the Pledgor shall provide financial guarantee for the amount of decrease in the value of the pledged Equity Interest in a form satisfactory to the Pledgee, if so requested by the Pledgee.

6.7

Under the applicable law, the Pledgor shall undertake, or actively cooperate with the Pledgee to assist the Pledgee, to complete the relevant registration, filing or any other procedures required by the law and regulations in respect of the pledged Equity Interest.

7.	Event Of Default

7.1	The following events shall be regarded as events of default:

7.1.1	The Pledgor fails to perform the obligations under the Loan Arrangement and its supplementary agreements;

7.1.2	Beijing Perusal fails to make full payment of the Fees as scheduled under the Service Agreement;

7.1.3	The Pledgor makes any material misleading or mistaken representations or warranties under Section 5, and/or the Pledgor breaches any warranties under Section 5;

7.1.4	The Pledgor breaches the covenants under Section 6;

7.1.5	The Pledgor breaches other terms or conditions herein;

7.1.6	The Pledgor waives the pledged Equity Interest or transfers or assigns the pledged Equity Interest without prior written consent of the Pledgee;

7.1.7

The Pledgor’s any external loan, security, compensation, covenants or any other compensation liabilities (1) are required to be repaid or performed prior to the scheduled date due to breach; or (2) are due but can not be repaid or performed as scheduled and thereby cause the Pledgee to believe that the Pledgor’s capacity to perform the obligations herein is affected;

7.1.8	Beijing Perusal is incapable of repaying the general debt or other debt;

7.1.9	This Agreement is illegal or the Pledgor is not capable of continuing to perform the obligations herein due to any reason except force majeure;

7.1.10	The property of the Pledgor is adversely changed causing the Pledgee to believe that the capability of the Pledgor to perform the obligations herein is affected;

7.1.11	The successors or agents of Beijing Perusal are only able to perform a portion of or refuse to perform the payment obligation under the Service Agreement;

7.1.12	The breach of the other terms by action or omission under this Agreement by the Pledgor.

7.2	The Pledgor shall immediately give a written notice to the Pledgee if the Pledgor is aware of or realize any event under Section 7.1 or any event that may result in the foregoing events.

7.3

Unless the event of default under Section 7.1 has been solved to the Pledgee’s satisfaction, the Pledgee, at any time when the event of default happens or thereafter, may give a written Notice of Default to the Pledgor and require the Pledgor to immediately make full payment of the Loan and the outstanding Fees under the Service Agreement and other payables or exercise the Pledge right in accordance with Section 8.

8.	Exercise of the Pledge

8.1

The Pledgor shall not transfer the Equity Interest without prior written consent of the Pledgee prior to the full repayment of the Loan or the Fees under the Service Agreement (whichever date last occurs).

8.2	The Pledgee shall give a Notice of Default to the Pledgor when the Pledgee exercises the right of pledge.

8.3	Subject to Section 7.3, the Pledgee may exercise the right of pledge at any time when the Pledgee gives a Notice of Default in accordance with Section 7.3 or thereafter.

8.4

The Pledgee is entitled to a priority in receiving payment by the evaluation or proceeds from the auction or sale of whole or part of the Equity Interest pledged herein in accordance with legal procedure until the unpaid Fees under the Service Agreement, the outstanding debt and all other payables of Pledgor under Loan Arrangement are repaid.

8.5	The Pledgor shall not hinder the Pledgee from exercising the right of pledge in accordance with this Agreement and shall give necessary assistance so that the Pledgee can realize the Pledge.

9.	Assignment

9.1	The Pledgor shall not donate or transfer there rights and obligations herein without prior consent of the Pledgee.

9.2	This Agreement shall be binding upon the Pledgor and the successors of the Pledgor, and be binding on the Pledgee and its each successor and assignee.

9.3

The Pledgee may transfer or assign its all or any rights and obligations under the Service Agreement, the Loan Arrangement and its supplementary agreements to any individual it specifies (natural person or legal entity) at any time. In this case, the assignee shall enjoy and undertake the same rights and obligations herein of the Pledgee as if the assignee is a party hereto. When the Pledgee transfers or assigns the rights and obligations under the Service Agreement, the Loan Arrangement and its supplementary agreements, and such transfer shall only be subject to a written notice serviced to the Pledgor, and at the request of the Pledgee, the Pledgor shall execute the relevant agreements and/or documents with respect to such transfer or assignment.

9.4	After the Pledgee’s change resulting from the transfer or assignment, the new parties to the pledge shall execute a new pledge contract.

10.	Effectiveness and Term

The agreement is executed as of the date first set forth above and effective from the date when the pledge is recorded on the register of shareholders of Beijing Perusal.

11.	Termination

This Agreement shall not be terminated until the Loan under the Loan Arrangement and the Fees under the Service Agreement are paid off and the Pledgor does not undertake any obligations under the Loan Arrangement and Beijing Perusal does not undertake any obligations under the Service Agreement any more, and the Pledgee shall cancel or terminate this Agreement within reasonable time as soon as practicable thereafter.

12.	Formalities Fees And Other Charges

12.1

[The Pledgor] shall be responsible for all the fees and actual expenses in relation to this Agreement including but not limited to legal fees, cost of production, stamp tax and any other taxes and charges. If the Pledgee pays the relevant taxes in accordance with the laws, [the Pledgor shall fully indemnify the Pledgee such taxes paid by the Pledgee.]

12.2

[The Pledgor shall be responsible for all the fees (including but not limited to any taxes, formalities fees, management fees, litigation fees, attorney’s fees, and various insurance premiums in connection with disposition of Pledge) incurred by the Pledgor for the reason that the Pledgor fails to pay any payable taxes, fees or charges for other reasons which cause the Pledgee to recourse by any means or ways.]

13.	Force Majeure

13.1

Force Majeure, which includes but not limited to acts of governments, acts of nature, fire, explosion, typhoon, flood, earthquake, tide, lightning, war, refers to any unforeseen events beyond the party’s reasonable control and cannot be prevented with reasonable care. However, any shortage of credit, capital or finance shall not be regarded as an event beyond a Party’s reasonable control. The affected party by Force Majeure shall notify the other party of such event resulting in exemption promptly.

13.2

In the event that the affected party is delayed in or prevented from performing its obligations under this Agreement by Force Majeure, only within the scope of such delay or prevention, the affected party will not be responsible for any damage by reason of such a failure or delay of performance. The affected party shall take appropriate means to minimize or remove the effects of Force Majeure and attempt to resume performance of the obligations delayed or prevented by the event of Force Majeure. After the event of Force Majeure is removed, both parties agree to resume the performance of this Agreement with their best efforts.

14.	Confidentiality

The parties of this agreement acknowledge and make sure that all the oral and written materials exchanged relating to this contract are confidential. All the parties have to keep them confidential and can not disclose them to any other third party without other parties’ prior written approval, unless: (a) the public know and will know the materials (not because of the disclosure by any contractual party); (b) the disclosed materials are required by laws or stock exchange rules; or (c) materials relating to this transaction are disclosed to parties’ legal consultants or financial advisors, however, who have to keep them confidential as well. Disclosure of the confidential by Employees or hired institutions of the parties is deemed as the act by the parties, therefore, subjecting them to liability.

15.	Dispute Resolution

15.1	This Agreement shall be governed by and construed in accordance with the PRC law.

15.2

The parties shall strive to settle any dispute arising from the interpretation or performance, or in connection with this Agreement through friendly consultation. In case no settlement can be reached through consultation, each party can submit such matter to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration. The arbitration shall follow the current rules of CIETAC, and the arbitration proceedings shall be conducted in Chinese and shall take place in Beijing. The arbitration award shall be final and binding upon the parties.

16.	Notice

Any notice which is given by the parties hereto for the purpose of performing the rights and obligations hereunder shall be in writing. Where such notice is delivered in person, the time of notice is the time when such notice actually reaches the addressee; where such notice is transmitted by telex or facsimile, the notice time is the time when such notice is transmitted. If such notice does not reach the addressee on a business date or reaches the addressee after the business time, the next business day following such day is the date of notice. The delivery place is the address first written above of the parties hereto or the address advised in writing including facsimile and telex from time to time.

Party A: Baidu Online Network Technology (Beijing) Co., Ltd.

Address: Baidu Campus, No. 10 Shangdi 10th Street, Haidian District, Beijing

Telephone: 010-59928888

Party B: Yazhu Zhang

Address:

Telephone:

17.	Entire Agreement

Notwithstanding Section 10, all parties agree that this Agreement constitute the entire agreement of the Parties with respect to the subject matters therein upon its effectiveness and supersedes and replaces all prior oral and/or written agreements and understandings relating to this Agreement.

18.	Severability

Any provision of this Agreement which is invalid or unenforceable because of inconsistency with the relevant laws shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

19.	Appendices

The appendices to this Agreement are integral parts of this Agreement.

20.	Amendment or Supplement

20.1

The parties may amend and supply this Agreement with a written agreement. The amendment and supplement duly executed and signed by both parties shall be part of this Agreement and shall have the same legal effect as this Agreement.

20.2	This Agreement and any amendments, modification, supplements, additions or changes hereto shall be in writing and come into effect upon being executed and sealed by the parties hereto.

21.	Copies of the Agreement

This Agreement is executed in Chinese in two originals, each party holding an original. All the originals shall have the same legal effect.

[No text below]

IN WITNESS WHEREOF, each party hereto have caused this Agreement to be duly executed by its legal representative or authorized representative on its behalf as of the date first set forth above.

Pledgee:	Baidu Online Network Technology (Beijing) Co., Ltd.

Legal representative/authorized representative: /s/ Zhan Wang

Company seal: (with the company seal of Baidu Online Network Technology (Beijing) Co., Ltd.)

Pledgor:	Yazhu Zhang

Signature: /s/ Yazhu Zhang

Appendix:

1.	Register of shareholders of Beijing Perusal.

2.	Resolutions of the General Shareholders’ Meeting of Beijing Perusal.

Appendix I

Register of shareholders of Beijing Perusal

Name of the shareholder: Jiping Liu

Residential address:

Capital contribution: RMB816,000,000

Percentage of capital contribution: 80%

No. of the certificate of capital contribution:

Name of the shareholder: Yazhu Zhang

Residential address:

Capital contribution: RMB204,000,000

Percentage of capital contribution: 20%

No. of the certificate of capital contribution:

Jiping Liu holds 80% of the shares of Beijing Perusal Technology Co., Ltd. which have been pledged to Baidu Online Network Technology (Beijing) Co., Ltd.

Yazhu Zhang holds 20% of the shares of Beijing Perusal Technology Co., Ltd. which have been pledged to Baidu Online Network Technology (Beijing) Co., Ltd.

Baidu Online Network Technology (Beijing) Co., Ltd. is the pledgee of 100% of the shares in Beijing Perusal Technology Co., Ltd.

Beijing Perusal Technology Co., Ltd.

Signature:

Name:

Title: Legal representative (with the company seal of Beijing Perusal Technology Co., Ltd.)

Date:

Appendix II

Resolutions of the General Shareholders’ Meeting of Beijing Perusal

As for the Amended and Restated Equity Pledge Agreement executed on January 20, 2015 between the shareholders of Beijing Perusal Technology Co., Ltd. (the “Company”) and Baidu Online Network Technology (Beijing) Co., Ltd., the general shareholders’ meeting of the Company made a resolution unanimously as follows:

Approve the shareholders of the Company to pledge all their equity interest of the company to Baidu Online Network Technology (Beijing) Co., Ltd.

The resolution was executed and submitted on January 20, 2015 by the following shareholders:

Shareholder: Jiping Liu

Signature: /s/ Jiping Liu

Shareholder: Yazhu Zhang

Signature: /s/ Yazhu Zhang

Amended and Restated Equity Pledge Agreement 3

This Amended and Restated Equity Pledge Agreement (this “Agreement”), dated January 20, 2015 is made in Beijing by and between:

Pledgee:

Party A: Baidu Online Network Technology (Beijing) Co., Ltd.

Address: Baidu Campus, No. 10 Shangdi 10th Street, Haidian District, Beijing

Pledgor:

Party B: Jiping Liu

Address:

WHEREAS:

1.	Party A is a wholly foreign-owned enterprise registered in Beijing, the People’s Republic of China (the “PRC”).

2.	Party B is a citizen of the PRC and owns 80% of the equity interest in Beijing Perusal Technology Co., Ltd., a limited liability company registered in Beijing, PRC (“Beijing Perusal”).

3.

Party A and Party B entered into the Amended and Restated Loan Agreement on January 20, 2015, pursuant to which Party A made a loan in an amount of RMB816,000,000 (the “Loan”) to Party B (the “Loan Arrangement”). The amount of Party B’s debt obligation is RMB816,000,000.

4.

Party A and Beijing Perusal entered into the Exclusive Technology Consulting and Service Agreement (the “Service Agreement”) on June 23, 2006. The term of the Service Agreement is 10 years. Pursuant to the Service Agreement, Beijing Perusal shall pay Party A consulting and service fees (the “Fees”) for the technology consulting and services provided by Party A.

5.

In order to ensure that Party B will perform the obligations under the Loan Agreement and Party A can collect the Fees from Beijing Perusal which is held by Party B, Party B agrees to pledge all the equity interest in Beijing Perusal as security for the Loan and the Fees. Therefore, Party A (the “Pledgee”) and Party B (the “Pledgor”) intend to enter into this Agreement to specify their rights and obligations.

NOW THEREFORE, through friendly negotiation, the Pledgee and the Pledgor agree as follows:

1.	Definitions:

Unless otherwise provided in this Agreement, the following terms shall have the following meanings:

1.1	“Pledge” shall have the meaning specified in Section 2 of this Agreement.

1.2	“Equity Interest”: refers to all of the equity interest in Beijing Perusal legally held by the Pledgor.

1.3	“Rate of Pledge”: refers to the ratio between the value of the Pledge under this Agreement and the total amount of the Loan and the Fees.

1.4	“Term of Pledge”: refers to the period specified in Section 3.2 of this Agreement.

1.5	“Principal Agreements”: refers to the Service Agreement and the agreements under the Loan Arrangement.

1.6	“Event of Default”: refers to any event listed in Section 7.1 of this Agreement.

1.7	“Notice of Default”: refers to the notice of default issued by the Pledgee in accordance with this Agreement.

2.	Pledge

The Pledgor agrees to pledge the Equity Interest in Beijing Perusal to the Pledgee as security for (i) the obligations under the Loan Arrangement; and (ii) the obligations of Beijing Perusal under the Service Agreement. “Pledge” refers to the right of the Pledgee to be entitled to priority in receiving payment in the form of the Equity Interest based on the conversion value thereof, or from the proceeds from the auction or sale of the Equity Interest pledged by the Pledgor to the Pledgee.

3.	Rate of Pledge and Term of Pledge

3.1	Rate of Pledge

The rate of the Pledge shall be approximately 100%.

3.2	Term of Pledge

3.2.1

The Pledge shall take effect as of the date when the pledge of the Equity Interest is recorded in the register of shareholders of Beijing Perusal and registered with the competent industrial and commercial authorities, and shall remain in effect until two (2) years after the obligations under the Principal Agreements have been fulfilled.

3.2.2

During the Term of Pledge, the Pledgee shall be entitled to dispose of the pledged assets in accordance with this Agreement in the event that Pledgor do not perform the obligation under the Loan Arrangement or Beijing Perusal fails to pay the Fees under the Service Agreement.

4.	Physical Possession Of Pledge Documents

4.1

During the Term of Pledge under this Agreement, the Pledgor shall deliver the physical possession of the certificate of capital contribution and the register of shareholders of Beijing Perusal to the Pledgee within one (1) week after the date of this Agreement.

4.2	The Pledgee shall be entitled to collect the dividends for the Equity Interest.

4.3	The Pledge under this Agreement will be recorded in the register of shareholders of Beijing Perusal (see Appendix I).

5.	Representation and Warranty of the Pledgor

5.1	The Pledgor is the legal owner of the Equity Interest pledged. The Pledge has been duly approved by the shareholders’ resolutions (see Appendix II).

5.2	The Pledgor did not pledge the Equity Interest and the Equity Interest is not encumbered to any other person except for the Pledgee.

6.	Undertaking of the Pledgor

6.1	During the effective term of this Agreement, the Pledgor undertakes to the Pledgee for its benefit that the Pledgor shall:

6.1.1	Not transfer the Equity Interest, create or permit to create any pledges which may have an adverse effect on the rights or benefits of the Pledgee without prior written consent from the Pledgee;

6.1.2

Comply with and implement laws and regulations with respect to the pledge of rights; present to the Pledgee the notices, orders or suggestions with respect to the Pledge issued or made by the competent authority within five (5) days upon receiving such notices, orders or suggestions; and comply with such notices, orders or suggestions; or object to the foregoing matters at the reasonable request of the Pledgee or with consent from the Pledgee;

6.1.3

Timely notify the Pledgee of any events or any received notices which may affect the Pledgor’s Equity Interest or any part of the Pledgor’s right, and any events or any received notices which may change the Pledgor’s any warranty and obligation under this Agreement or affect the Pledgor’s performance of the obligations under this Agreement.

6.2

The Pledgor agrees that the Pledgee’s right to the Pledge under this Agreement shall not be suspended or inhibited by any legal procedure launched by the Pledgor or any successors of the Pledgor or any person authorized by the Pledgor or any such other person.

6.3

The Pledgor undertakes to the Pledgee that in order to protect or perfect the security for the payment of the Loan and the Fees, the Pledgor shall execute in good faith and cause other parties who have interests in the Pledge to execute all the title certificates, contracts, and perform actions and cause other parties who have interests to take action, as required by the Pledgee, and facilitate the Pledgee to exercise its rights under this Agreement.

6.4

The Pledgor undertakes to the Pledgee to execute all amendment documents (if applicable and necessary) in connection to the certificate of the Equity Interest with the Pledgee or its designated person (natural person or a legal entity), and provide the notice, order and decision to the Pledgee within reasonable time if the Pledgee considers necessary.

6.5

The Pledgor undertakes to the Pledgee to comply with and perform all the guarantees, covenants, warranties, representations and conditions for the benefits of the Pledgee. The Pledgor shall compensate all the losses suffered by the Pledgee for the reasons that the Pledgor does not perform or fully perform such guarantees, covenants, warranties, representations and conditions.

6.6

During the term of this agreement, in order to preserve and increase the value of the pledged Equity Interest, the Pledgor shall refrain from any act or omission that may negatively affect the value of the pledged Equity Interest. If any events that may negatively affect the value of the pledged Equity Interest or the Pledgor’s obligation under this Agreement occurs, the Pledgor shall notify the Pledgee immediately, and the Pledgor shall provide financial guarantee for the amount of decrease in the value of the pledged Equity Interest in a form satisfactory to the Pledgee, if so requested by the Pledgee.

6.7

Under the applicable law, the Pledgor shall undertake, or actively cooperate with the Pledgee to assist the Pledgee, to complete the relevant registration, filing or any other procedures required by the law and regulations in respect of the pledged Equity Interest.

7.	Event Of Default

7.1	The following events shall be regarded as events of default:

7.1.1	The Pledgor fails to perform the obligations under the Loan Arrangement and its supplementary agreements;

7.1.2	Beijing Perusal fails to make full payment of the Fees as scheduled under the Service Agreement;

7.1.3	The Pledgor makes any material misleading or mistaken representations or warranties under Section 5, and/or the Pledgor breaches any warranties under Section 5;

7.1.4	The Pledgor breaches the covenants under Section 6;

7.1.5	The Pledgor breaches other terms or conditions herein;

7.1.6	The Pledgor waives the pledged Equity Interest or transfers or assigns the pledged Equity Interest without prior written consent of the Pledgee;

7.1.7

The Pledgor’s any external loan, security, compensation, covenants or any other compensation liabilities (1) are required to be repaid or performed prior to the scheduled date due to breach; or (2) are due but can not be repaid or performed as scheduled and thereby cause the Pledgee to believe that the Pledgor’s capacity to perform the obligations herein is affected;

7.1.8	Beijing Perusal is incapable of repaying the general debt or other debt;

7.1.9	This Agreement is illegal or the Pledgor is not capable of continuing to perform the obligations herein due to any reason except force majeure;

7.1.10	The property of the Pledgor is adversely changed causing the Pledgee to believe that the capability of the Pledgor to perform the obligations herein is affected;

7.1.11	The successors or agents of Beijing Perusal are only able to perform a portion of or refuse to perform the payment obligation under the Service Agreement;

7.1.12	The breach of the other terms by action or omission under this Agreement by the Pledgor.

7.2	The Pledgor shall immediately give a written notice to the Pledgee if the Pledgor is aware of or realize any event under Section 7.1 or any event that may result in the foregoing events.

7.3

Unless the event of default under Section 7.1 has been solved to the Pledgee’s satisfaction, the Pledgee, at any time when the event of default happens or thereafter, may give a written Notice of Default to the Pledgor and require the Pledgor to immediately make full payment of the Loan and the outstanding Fees under the Service Agreement and other payables or exercise the Pledge right in accordance with Section 8.

8.	Exercise of the Pledge

8.1

The Pledgor shall not transfer the Equity Interest without prior written consent of the Pledgee prior to the full repayment of the Loan or the Fees under the Service Agreement (whichever date last occurs).

8.2	The Pledgee shall give a Notice of Default to the Pledgor when the Pledgee exercises the right of pledge.

8.3	Subject to Section 7.3, the Pledgee may exercise the right of pledge at any time when the Pledgee gives a Notice of Default in accordance with Section 7.3 or thereafter.

8.4

The Pledgee is entitled to a priority in receiving payment by the evaluation or proceeds from the auction or sale of whole or part of the Equity Interest pledged herein in accordance with legal procedure until the unpaid Fees under the Service Agreement, the outstanding debt and all other payables of Pledgor under Loan Arrangement are repaid.

8.5	The Pledgor shall not hinder the Pledgee from exercising the right of pledge in accordance with this Agreement and shall give necessary assistance so that the Pledgee can realize the Pledge.

9.	Assignment

9.1	The Pledgor shall not donate or transfer there rights and obligations herein without prior consent of the Pledgee.

9.2	This Agreement shall be binding upon the Pledgor and the successors of the Pledgor, and be binding on the Pledgee and its each successor and assignee.

9.3

The Pledgee may transfer or assign its all or any rights and obligations under the Service Agreement, the Loan Arrangement and its supplementary agreements to any individual it specifies (natural person or legal entity) at any time. In this case, the assignee shall enjoy and undertake the same rights and obligations herein of the Pledgee as if the assignee is a party hereto. When the Pledgee transfers or assigns the rights and obligations under the Service Agreement, the Loan Arrangement and its supplementary agreements, and such transfer shall only be subject to a written notice serviced to the Pledgor, and at the request of the Pledgee, the Pledgor shall execute the relevant agreements and/or documents with respect to such transfer or assignment.

9.4	After the Pledgee’s change resulting from the transfer or assignment, the new parties to the pledge shall execute a new pledge contract.

10.	Effectiveness and Term

The agreement is executed as of the date first set forth above and effective from the date when the pledge is recorded on the register of shareholders of Beijing Perusal.

11.	Termination

This Agreement shall not be terminated until the Loan under the Loan Arrangement and the Fees under the Service Agreement are paid off and the Pledgor does not undertake any obligations under the Loan Arrangement and Beijing Perusal does not undertake any obligations under the Service Agreement any more, and the Pledgee shall cancel or terminate this Agreement within reasonable time as soon as practicable thereafter.

12.	Formalities Fees And Other Charges

12.1

[The Pledgor] shall be responsible for all the fees and actual expenses in relation to this Agreement including but not limited to legal fees, cost of production, stamp tax and any other taxes and charges. If the Pledgee pays the relevant taxes in accordance with the laws, [the Pledgor shall fully indemnify the Pledgee such taxes paid by the Pledgee.]

12.2

[The Pledgor shall be responsible for all the fees (including but not limited to any taxes, formalities fees, management fees, litigation fees, attorney’s fees, and various insurance premiums in connection with disposition of Pledge) incurred by the Pledgor for the reason that the Pledgor fails to pay any payable taxes, fees or charges for other reasons which cause the Pledgee to recourse by any means or ways.]

13.	Force Majeure

13.1

Force Majeure, which includes but not limited to acts of governments, acts of nature, fire, explosion, typhoon, flood, earthquake, tide, lightning, war, refers to any unforeseen events beyond the party’s reasonable control and cannot be prevented with reasonable care. However, any shortage of credit, capital or finance shall not be regarded as an event beyond a Party’s reasonable control. The affected party by Force Majeure shall notify the other party of such event resulting in exemption promptly.

13.2

In the event that the affected party is delayed in or prevented from performing its obligations under this Agreement by Force Majeure, only within the scope of such delay or prevention, the affected party will not be responsible for any damage by reason of such a failure or delay of performance. The affected party shall take appropriate means to minimize or remove the effects of Force Majeure and attempt to resume performance of the obligations delayed or prevented by the event of Force Majeure. After the event of Force Majeure is removed, both parties agree to resume the performance of this Agreement with their best efforts.

14.	Confidentiality

The parties of this agreement acknowledge and make sure that all the oral and written materials exchanged relating to this contract are confidential. All the parties have to keep them confidential and can not disclose them to any other third party without other parties’ prior written approval, unless: (a) the public know and will know the materials (not because of the disclosure by any contractual party); (b) the disclosed materials are required by laws or stock exchange rules; or (c) materials relating to this transaction are disclosed to parties’ legal consultants or financial advisors, however, who have to keep them confidential as well. Disclosure of the confidential by Employees or hired institutions of the parties is deemed as the act by the parties, therefore, subjecting them to liability.

15.	Dispute Resolution

15.1	This Agreement shall be governed by and construed in accordance with the PRC law.

15.2

The parties shall strive to settle any dispute arising from the interpretation or performance, or in connection with this Agreement through friendly consultation. In case no settlement can be reached through consultation, each party can submit such matter to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration. The arbitration shall follow the current rules of CIETAC, and the arbitration proceedings shall be conducted in Chinese and shall take place in Beijing. The arbitration award shall be final and binding upon the parties.

16.	Notice

Any notice which is given by the parties hereto for the purpose of performing the rights and obligations hereunder shall be in writing. Where such notice is delivered in person, the time of notice is the time when such notice actually reaches the addressee; where such notice is transmitted by telex or facsimile, the notice time is the time when such notice is transmitted. If such notice does not reach the addressee on a business date or reaches the addressee after the business time, the next business day following such day is the date of notice. The delivery place is the address first written above of the parties hereto or the address advised in writing including facsimile and telex from time to time.

Party A: Baidu Online Network Technology (Beijing) Co., Ltd.

Address: Baidu Campus, No. 10 Shangdi 10th Street, Haidian District, Beijing

Telephone: 010-59928888

Party B: Jiping Liu

Address:

Telephone:

17.	Entire Agreement

Notwithstanding Section 10, all parties agree that this Agreement constitute the entire agreement of the Parties with respect to the subject matters therein upon its effectiveness and supersedes and replaces all prior oral and/or written agreements and understandings relating to this Agreement.

18.	Severability

Any provision of this Agreement which is invalid or unenforceable because of inconsistency with the relevant laws shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

19.	Appendices

The appendices to this Agreement are integral parts of this Agreement.

20.	Amendment or Supplement

20.1

The parties may amend and supply this Agreement with a written agreement. The amendment and supplement duly executed and signed by both parties shall be part of this Agreement and shall have the same legal effect as this Agreement.

20.2	This Agreement and any amendments, modification, supplements, additions or changes hereto shall be in writing and come into effect upon being executed and sealed by the parties hereto.

21.	Copies of the Agreement

This Agreement is executed in Chinese in two originals, each party holding an original. All the originals shall have the same legal effect.

[No text below]

IN WITNESS WHEREOF, each party hereto have caused this Agreement to be duly executed by its legal representative or authorized representative on its behalf as of the date first set forth above.

Pledgee:	Baidu Online Network Technology (Beijing) Co., Ltd.

Legal representative/authorized representative: /s/ Zhan Wang

Company seal: (with the company seal of Baidu Online Network Technology (Beijing) Co., Ltd.)

Pledgor:	Jiping Liu

Signature: /s/ Jiping Liu

Appendix:

1.	Register of shareholders of Beijing Perusal.

2.	Resolutions of the General Shareholders’ Meeting of Beijing Perusal.

Appendix I

Register of shareholders of Beijing Perusal

Name of the shareholder: Jiping Liu

Residential address:

Capital contribution: RMB816,000,000

Percentage of capital contribution: 80%

No. of the certificate of capital contribution:

Name of the shareholder: Yazhu Zhang

Residential address:

Capital contribution: RMB204,000,000

Percentage of capital contribution: 20%

No. of the certificate of capital contribution:

Jiping Liu holds 80% of the shares of Beijing Perusal Technology Co., Ltd. which have been pledged to Baidu Online Network Technology (Beijing) Co., Ltd.

Yazhu Zhang holds 20% of the shares of Beijing Perusal Technology Co., Ltd. which have been pledged to Baidu Online Network Technology (Beijing) Co., Ltd.

Baidu Online Network Technology (Beijing) Co., Ltd. is the pledgee of 100% of the shares in Beijing Perusal Technology Co., Ltd.

Beijing Perusal Technology Co., Ltd.

Signature:

Name:

Title: Legal representative (with the company seal of Beijing Perusal Technology Co., Ltd.)

Date:

Appendix II

Resolutions of the General Shareholders’ Meeting of Beijing Perusal

As for the Amended and Restated Equity Pledge Agreement executed on January 20, 2015 between the shareholders of Beijing Perusal Technology Co., Ltd. (the “Company”) and Baidu Online Network Technology (Beijing) Co., Ltd., the general shareholders’ meeting of the Company made a resolution unanimously as follows:

Approve the shareholders of the Company to pledge all their equity interest of the Company to Baidu Online Network Technology (Beijing) Co., Ltd.

The resolution was executed and submitted on January 20, 2015 by the following shareholders:

Shareholder: Jiping Liu

Signature: /s/ Jiping Liu

Shareholder: Yazhu Zhang

Signature: /s/ Yazhu Zhang